UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 29, 2010
IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada (State or other jurisdiction of incorporation or organization)	000-30586 Commission file number	98-0372413 (I.R.S. Employer Identification No.)

Suite 654 — 999 Canada Place Vancouver, British Columbia, Canada (Address of principal executive office)	V6C 3E1 (zip code)
(604) 688-8323
(registrant’s telephone number, including area code)
No Changes
(Former name, former address and former fiscal year, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
In January 2010, Ivanhoe Energy Inc. (“Ivanhoe Energy” or “Ivanhoe” or the “Company”) completed a private placement (the “Private Placement”) of special warrants (the “Special Warrants”). Each Special Warrant is convertible into one common share of the Company and one-quarter of a share purchase warrant (collectively, the “Underlying Ivanhoe Securities”). Under the terms of the Private Placement, the Company is required to file, and obtain a receipt for, a prospectus (the “Prospectus”) qualifying the distribution of the Underlying Ivanhoe Securities to be issued upon the conversion of the Special Warrants in the Provinces of British Columbia, Alberta, Manitoba and Ontario. Additionally, certain documents filed by the Company with securities commissions or similar authorities in Canada are required to be incorporated by reference into the Prospectus. Under this Item 8.01 of Form 8-K, the Company is furnishing the Prospectus and such documents publicly filed in Canada on www.sedar.com on January 29, 2010.

Item 9.01	Financial Statements and Exhibits:
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	The Prospectus, dated as of January 29, 2010, qualifying the distribution of the Underlying Ivanhoe Securities to be issued upon the conversion of the Special Warrants in the Provinces of British Columbia, Alberta, Manitoba and Ontario.

99.2	Audited consolidated financial statements as at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, originally issued on March 16, 2009, revised to reflect the presentation of the discontinued operations.

99.3	Management discussion and analysis for the three years ended December 31, 2008, originally issued on March 16, 2009, revised to reflect the presentation of the discontinued operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
IVANHOE ENERGY INC.

By:	/s/ Gerald D. Schiefelbein

Name: Gerald D. Schiefelbein
Title: Chief Financial Officer
Dated: February 1, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	The Prospectus, dated as of January 29, 2010, qualifying the distribution of the Underlying Ivanhoe Securities to be issued upon the conversion of the Special Warrants in the Provinces of British Columbia, Alberta, Manitoba and Ontario.

99.2	Audited consolidated financial statements as at December 31, 2008 and 2007 and for each of the three years in the ended December 31, 2008, originally issued on March 16, 2009, revised to reflect the presentation of the discontinued operations.

99.3	Management discussion and analysis for the three years ended December 31, 2008, originally issued on March 16, 2009, revised to reflect the presentation of the discontinued operations.

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